UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 15, 2019
Date of Report (Date of earliest event reported)

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 West Washington Street
Suite 600
Tempe, Arizona 85281
(Address of principal executive offices, including zip code)

(602) 414-9300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FSLR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events

Legal Proceedings – Class Action

Set forth below is a supplement to the description of the class action lawsuit contained in Note 10. “Commitments and Contingencies” under the heading “Legal Proceedings – Class Action” of the condensed consolidated financial statements included in the Quarterly Report on Form 10-Q filed by First Solar, Inc. (the “Company”) with the Securities and Exchange Commission on May 3, 2019.

On March 15, 2012, a purported class action lawsuit titled Smilovits v. First Solar, Inc., et al., Case No. 2:12-cv-00555-DGC, was filed in the United States District Court for the District of Arizona (the “Arizona District Court”) against the Company and certain of its current and former directors and officers (the “Defendants”). The complaint was filed on behalf of persons who purchased or otherwise acquired the Company’s publicly traded securities between April 30, 2008 and February 28, 2012 (the “Class Action”). The complaint generally alleges that the Defendants violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 by making false and misleading statements regarding the Company’s financial performance and prospects. The action includes claims for damages, including interest, and an award of reasonable costs and attorneys’ fees to the putative class.

On August 11, 2015, the Arizona District Court granted Defendants’ motion for summary judgment in part and denied it in part, and certified an issue for immediate appeal to the United States Court of Appeals for the Ninth Circuit (the “Ninth Circuit”). On January 31, 2018, the Ninth Circuit issued an opinion affirming the order of the Arizona District Court. On August 6, 2018, Defendants filed a petition for writ of certiorari to the U.S. Supreme Court. On October 9, 2018, the Supreme Court issued an order inviting the Solicitor General to express the views of the United States. On November 14, 2018, the Arizona District Court vacated the previously scheduled trial date until the outcome of the certiorari petition is clear. On May 15, 2019, the Solicitor General filed a submission with the Supreme Court indicating that in the view of the United States, the petition for a writ of certiorari should be denied. The Supreme Court has not yet ruled on the petition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.

Date: May 16, 2019	By:	/s/ PAUL KALETA
	Name:	Paul Kaleta
	Title:	Executive Vice President, General Counsel and Secretary